INDEMNIFICATION AGREEMENT

           This Indemnification Agreement (this "Agreement") is made as of September 18, 2000 by and between Telaxis Communications Corporation, a
Massachusetts corporation (the "Corporation"), and _______________ ("Indemnitee"), a director or officer of the Corporation.

           WHEREAS, it is essential to the Corporation to retain and attract as directors and officers the most capable persons available, and

           WHEREAS, the substantial increase in corporate litigation subjects directors and officers to expensive litigation risks, and

           WHEREAS, the Restated Articles of Organization and the Amended and Restated By-laws of the Corporation permit the Corporation to indemnify its officers and directors to the fullest extent permitted by law and Indemnitee has been serving and continues to serve as a director or officer of the Corporation in part on reliance on such Articles and such By-laws, and

           WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Corporation in an effective manner and Indemnitee's reliance on the aforesaid Articles and By-laws, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such Articles and such By-laws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such Articles or such By-laws or any change in the composition of the Corporation's Board of Directors or any acquisition transaction relating to the Corporation), the Corporation wishes to provide in this Agreement for indemnification of and the advancing expenses to Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Corporation's directors' and officers' liability insurance policies;

           NOW THEREFORE, the Corporation and Indemnitee do hereby agree as follows:

           1. Agreement to Serve. Indemnitee agrees to serve or continue to serve as a director or officer of the Corporation for so long as he is duly elected or appointed or until such time as he tenders his resignation in writing.

           2. Definitions. As used in this Agreement:


              (a) The term "Proceeding" shall include any threatened, pending or completed action, suit, or proceeding, whether brought by or in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature, and any appeal therefrom.

              (b) The term "Corporate Status" shall mean the status of a person who is or was a director, officer, agent or consultant of or to the Corporation, or is or was serving or has agreed to serve, at the request of the Corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

              (c) The term "Expenses" shall include, without limitation, all reasonably incurred attorneys' fees, retainers, court costs, transcript costs, fees of experts, travel expenses, duplicating costs, printing and binding costs, telephone and facsimile charges, postage and overnight delivery service fees and other disbursements or expenses of the types customarily incurred in connection with investigations, judicial or administrative proceedings or appeals, but shall not include the amount of judgments, fines or penalties against Indemnitee or amounts paid in settlement in connection with such matters.

              (d) References to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent in any capacity with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith in the reasonable belief that his action was in the best interest of the participant or beneficiaries of an employee benefit plan shall be deemed to have acted in good faith in the reasonable belief that his action was in the best interest of the "Corporation" as referred to in this Agreement.

              (e) The term "Indemnified Costs" shall mean all Expenses and any and all costs, liabilities, obligations, losses, damages, claims, actions, judgments, fines, penalties, and amounts paid in settlement.

           3. Indemnification In Third-Party Proceedings. The Corporation shall indemnify Indemnitee, and hold Indemnitee harmless, in accordance with the provisions of this Paragraph 3 from and against any and all Indemnified Costs which may be imposed on, incurred by or asserted against Indemnitee at any time as a result of or in connection with Indemnitee being a party to or threatened to be made a party to or otherwise involved in any Proceeding (other than a Proceeding by or in the right of the Corporation to procure a judgment in its favor) by reason of his Corporate Status or by reason of any action alleged to have been taken or omitted by Indemnitee or any other person or entity in connection therewith; except that no indemnification shall be made under this Paragraph 3 with respect to any matter as to which Indemnitee shall have been adjudicated in any Proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the Corporation. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith in the reasonable belief that his action was in the best interest of the Corporation.

           4. Indemnification in Proceedings by or in the Right of the Corporation. The Corporation shall indemnify Indemnitee, and hold Indemnitee harmless, in accordance with the provisions of this Paragraph 4 from and against any and all Indemnified Costs which may be imposed on, incurred by or asserted against Indemnitee at any time as a result of or in connection with Indemnitee being a party to or threatened to be made a party to or otherwise involved in any Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of his Corporate Status or by reason of any action alleged to have been taken or omitted by Indemnitee or any other person or entity in connection therewith, except that (a) no indemnification shall be made under

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

this Paragraph 4 with respect to any matter as to which Indemnitee shall have been adjudicated in any Proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the Corporation and (b) no indemnification shall be made under this Paragraph 4 in respect of any claim, issue, or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless and only to the extent that a court of Massachusetts shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Indemnified Costs as the court shall deem proper. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith in the reasonable belief that his action was in the best interest of the Corporation.

           5. Exceptions to Right of Indemnification. Notwithstanding anything to the contrary in this Agreement, except as set forth in Paragraph 10, the Corporation shall not indemnify Indemnitee under this Agreement in connection with a Proceeding (or part thereof) initiated by Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation. Notwithstanding anything to the contrary in this Agreement, the Corporation shall not indemnify Indemnitee to the extent Indemnitee has actually been reimbursed from the proceeds of insurance maintained by the Corporation, and in the event the Corporation makes any indemnification payments to Indemnitee and Indemnitee is subsequently reimbursed from such proceeds of insurance, Indemnitee shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursement.

           6. Indemnification of Expenses of Successful Party. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful, on the merits or otherwise, in defense of any Proceeding in which he is involved by reason of his Corporate Status or by reason of any action alleged to have been taken or omitted by Indemnitee or any other person or entity in connection therewith, Indemnitee shall be indemnified, to the maximum extent permitted by applicable law, against all Indemnified Costs incurred by him or on his behalf in connection therewith. Without limiting the foregoing, if any such Proceeding or any claim, issue or matter therein is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) an adjudication that Indemnitee was liable to the Corporation, or (ii) an adjudication that Indemnitee did not act in good faith in the reasonable belief that his action was in the best interest of the Corporation, Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

           7. Notification and Defense of Claim. As a condition precedent to his right to be indemnified under this Agreement, Indemnitee must notify the Corporation in writing as soon as practicable of any Proceeding for which Indemnitee will seek indemnification or for which indemnification could be sought by him and provide the Corporation with a copy of any summons, citation, subpoena, complaint, indictment, information or other document relating to such Proceeding with which he is served; provided that any failure to so notify the Corporation shall not relieve the Corporation from any liability under this Agreement, except to the extent any delay or failure by Indemnitee to provide notice to the Corporation shall increase the Corporation's liability hereunder. With respect to any Proceeding of which the Corporation is so notified, the

Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to Indemnitee. After written notice from the Corporation to Indemnitee of its election so to assume such defense, the Corporation shall not be liable to Indemnitee for any fees or expenses of counsel subsequently incurred by Indemnitee in connection with such Proceeding, other than as provided below in this Paragraph 7. Indemnitee shall have the right to employ his own counsel in connection with such Proceeding, but any fees and expenses of such counsel incurred after written notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless
(i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) counsel to Indemnitee shall have reasonably concluded that there may be a conflict of interest or position in any significant issue between the Corporation and Indemnitee or between Indemnitee and any other jointly represented party in the conduct of defense of such Proceeding, or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases the reasonable fees and expenses of counsel for Indemnitee shall be at the expense of the Corporation except as otherwise expressly provided by this Agreement. Indemnitee may not settle any Proceeding for which he seeks indemnification hereunder without first obtaining the prior written consent of the Corporation, which shall not be unreasonably withheld, conditioned or delayed.

           8. Advancement of Expenses. Subject to the provisions of Paragraph 9 below, any Indemnified Costs incurred by Indemnitee in connection with or arising out of any Proceeding with respect to which Indemnitee is or may be entitled to indemnification under this Agreement shall be paid or reimbursed to Indemnitee by the Corporation in advance of the final disposition of such matter; provided, however, that the payment or reimbursement of such Indemnified Costs in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Agreement or otherwise; and that no such advancement of expenses shall be made with respect to any matter as to which it shall have been adjudicated in any Proceeding that Indemnitee did not act in good faith in the reasonable belief that his action was in the best interest of the Corporation. Such undertaking shall be accepted without bond or other security or reference to the financial ability of Indemnitee to make repayment.

           9. Procedure for Indemnification. In order to obtain indemnification or advancement of Indemnified Costs pursuant to this Agreement, Indemnitee shall submit to the Corporation a written request, including in such request such documentation and information as is reasonably available to Indemnitee describing the amount of indemnification or advancement requested. Upon Indemnitee's verification to the reasonable satisfaction of the Corporation of the amount of any Indemnified Costs incurred by Indemnitee, the Corporation shall either, at Indemnitee's direction, reimburse Indemnitee or pay as and when due to the person or other entity entitled thereto the Indemnified Costs covered by this Agreement.

           10. Remedies. The right to indemnification or advancement of Expenses as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within twenty (20) days of submitting a request under Paragraph 9 above. Unless otherwise required by law, the burden of proving that indemnification or advancement is not appropriate shall be on the Corporation. Indemnitee's expenses (of the type described in the definition of "Indemnified Costs" in Paragraph 2(e)) incurred in connection with successfully establishing his right to indemnification or advancement, in whole or in part, in any such Proceeding shall also be indemnified and advanced by the Corporation.

           11. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the Indemnified Costs incurred by him or on his behalf in connection with any Proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Indemnified Costs to which Indemnitee is entitled.

           12. Subrogation. In the event of any payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who, at the Corporation's expense, shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

           13. Term of Agreement. This Agreement shall continue until and terminate upon the later of (a) six years after the date that Indemnitee shall have ceased to serve as a director or officer of the Corporation or, at the request of the Corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or (b) the final termination (and expiration of all appeal periods) of all Proceedings pending on the date set forth in clause (a) in respect of which Indemnitee is granted rights of indemnification or advancement of Indemnified Costs hereunder and of any proceeding commenced by Indemnitee pursuant to Paragraph 10 of this Agreement relating thereto.

           14. Indemnification Hereunder Not Exclusive. The indemnification and advancement of Indemnified Costs provided by this Agreement shall be independent of, in addition to and not be deemed exclusive or in derogation of any other rights to which Indemnitee may be entitled under the Restated Articles of Organization, the Amended and Restated By-Laws, any other agreement, any vote of stockholders or disinterested directors, the Business Corporation Law of Massachusetts, any other law (common or statutory), or otherwise, both as to action in his official capacity and as to action in another capacity while holding office for the Corporation. Nothing contained in this Agreement shall be deemed to prohibit the Corporation from purchasing and maintaining insurance, at its expense, to protect itself or Indemnitee against any expense, liability or loss incurred by it or him in any such capacity, or arising out of his status as such, whether or not Indemnitee would be indemnified against such expense, liability or loss under this Agreement.

           15. No Special Rights. Nothing herein shall confer upon Indemnitee any right to continue to serve as an officer or director of the Corporation for any period of time or at any particular rate of compensation.

           16. Savings Clause. If this Agreement or any portion thereof shall be held invalid, unenforceable or void in whole or in part on any ground by any court of competent jurisdiction, then (a) the parties shall promptly negotiate a replacement provision effecting the parties' intent to provide indemnification and advancement rights to Indemnitee to the maximum extent permitted by applicable law, (b) the Corporation shall nevertheless indemnify Indemnitee as to Indemnified Costs to the maximum extent permitted by any applicable portion of this Agreement that shall not have been invalidated and, in any event, to the maximum extent permitted by applicable law, and (c) the remaining provisions of this Agreement shall remain in full force and effect.

           17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute the original.

           18. Successors and Assigns. This Agreement shall be binding upon the Corporation and its successors and assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Corporation, and shall inure to the benefit of the estate, heirs, executors, administrators and personal representative of Indemnitee.

           19. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

           20. Modification and Waiver. This Agreement may be amended from time to time to reflect changes in Massachusetts law or for other reasons. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof nor shall any such waiver constitute a continuing waiver.

           21. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given (i) when delivered by hand or (ii) if mailed by certified or registered mail with postage prepaid, on the third day after the date on which it is so mailed.

              (a) if to Indemnitee, to:

                  ----------------------
                  ----------------------
                  ----------------------

              (b) if to the Corporation, to:

                  Telaxis Communications Corporation
                  20 Industrial Drive East
                  P.O. Box 109
                  South Deerfield, MA  01373-0109
                  Attention:  President

or to such other addresses as may have been furnished to Indemnitee by the Corporation or to the Corporation by Indemnitee, as the case may be.

           22. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

           23. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or to protect the rights obtained hereunder, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

                *************************************************
              Following section is just in Mr. Stempel's agreement.

           24. Specific Coverage. Indemnitee currently is the Chief Financial Officer, Treasurer and Vice President of the Corporation. As such, Indemnitee signs securities filings of the Corporation as its principal financial officer and principal accounting officer. In addition, Indemnitee has been appointed as alternate Securities Coordinator with respect to the Corporation's Policy Statement on Securities Trades by Company Personnel. For the avoidance of ambiguity, and without limiting the generality of any of the foregoing provisions of this Agreement, the Corporation confirms and agrees that Indemnitee is entitled to the indemnification, advancement and other rights and benefits provided by this Agreement with respect to and arising out of Indemnitee's roles and activities described above in this Paragraph 24.

                *************************************************


                *************************************************
              Following section is just in Mr. Renauld's agreement.

           24. Specific Coverage. Indemnitee currently is the Vice President, Legal and Corporate Affairs of the Corporation. The Corporation acknowledges that, due to such position and Indemnitee's background, Indemnitee renders legal opinion letters from time to time. In addition, Indemnitee has been appointed as Securities Coordinator with respect to the Corporation's Policy Statement on Securities Trades by Company Personnel. For the avoidance of ambiguity, and without limiting the generality of any of the foregoing provisions of this Agreement, the Corporation confirms and agrees that Indemnitee is entitled to the indemnification, advancement and other rights and benefits provided by this Agreement with respect to and arising out of Indemnitee's roles and activities described above in this Paragraph 24.

                *************************************************


           IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed as of the day and year first written above.

                                                    TELAXIS COMMUNICATIONS
                                                    CORPORATION

                                                    By:
                                                       --------------------

                                                    Name:
                                                    Title:


                                                    INDEMNITEE:

                                                    -----------------------
                                                    Name: